UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

MagneGas Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2018, MagneGas Corporation (the “Company”) filed a Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State to effect a name change to “MagneGas Applied Technology Solutions, Inc.” (the “Name Change”), and the Name Change became effective in accordance with the terms of the Certificate of Amendment at 11:52 a.m. Eastern Time on September 25, 2018 (the “Effective Time”).

The Company’s transfer agent, Corporate Stock Transfer, is the agent for the Name Change and will correspond with stockholders of record who desire to have their stock certificates updated to reflect the Name Change. It is not mandatory for stockholders to exchange their certificates for revised certificates reflecting the name change. Stockholders owning shares via a broker or other nominee will have their accounts automatically adjusted to reflect the Name Change.

The new CUSIP number for the Company’s common stock following the Name Change is 55939M 101.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 1, 2018, the Company updated its investor presentation. The materials included in Exhibit 99.2 to this report (the “Investor Presentation”) will be used henceforth by senior management and certain members of the Company in connection with presentations to existing shareholders and potential investors of the Company. The Investor Presentation is incorporated into this Item 7.01 by reference and will be available on the Company’s website at www.magnegas.com.

Without limiting the generality of the foregoing, the “Forward-Looking Statements” disclosure contained in the investor presentation is incorporated by reference into this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 8.01 Other Events.

On October 1, 2018, the Company issued a press release regarding the matters described above under Item 5.03 of this Current Report on Form 8-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of MagneGas Corporation

99.1	Name Change Press Release dated October 1, 2018.

99.2	Investor Presentation (Revised October 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

/s/ Ermanno Santilli
By: Ermanno Santilli
Its: Chief Executive Officer